                                    PART B

                            VANGUARD/PRIMECAP FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                APRIL 28, 1995; REVISED SEPTEMBER 18, 1995

  This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus (dated April 28, 1995). To obtain the Prospectus please call:

                        INVESTOR INFORMATION DEPARTMENT
                                1-800-662-7447

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Limitations.....................................................  B-1
Purchase of Shares.........................................................  B-2
Redemption of Shares.......................................................  B-2
Management of the Fund.....................................................  B-4
Yield and Total Return.....................................................  B-7
Performance Measures.......................................................  B-7
Investment Advisory Services...............................................  B-9
Portfolio Transactions..................................................... B-10
Investment Policies........................................................ B-11
Financial Statements....................................................... B-14

                            INVESTMENT LIMITATIONS

  The following restrictions are fundamental policies and cannot be changed without approval of the holders of a majority of the outstanding shares of the Fund (as defined in the Investment Company Act of 1940 (the "1940 Act")). The Fund may not under any circumstances:

    1) Invest for the purpose of exercising control of management of any com-pany;

    2) With respect to 75% of the value of its total assets, purchase the se-curities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;

    3) Invest in securities of other investment companies, except as may be acquired as a part of a merger, consolidation or acquisition of assets ap-proved by the Fund's shareholders or otherwise to the extent permitted by
  Section 12 of the 1940 Act. The Fund will invest only in investment compa-nies which have investment objectives and investment policies consistent with those of the Fund;

    4) Engage in the business of underwriting securities issued by other per-sons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of investment securities;

    5) Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (including the Fund's investment in The Vanguard Group, Inc.);

    6) Borrow money, except that the Fund may borrow from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might other-wise require the untimely disposition of securities, in an amount not ex-ceeding 10% of the value of the Fund's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Fund's net assets, the Fund will not make any additional invest-ments;

    7) Invest in commodities (except that the Fund may invest in futures con-tracts and options to the extent that not more than 5% of the Fund's assets are required as deposit to secure obligations under futures contracts and not more than 20% of the Fund's assets are invested in futures contracts and options at any time) or real estate although the Fund may purchase and sell securities of companies which deal in real estate, or interests there-in;

    8) Purchase securities on margin or sell any securities short except as specified above in investment limitation No. 7;

    9) Purchase or retain any security if (i) one or more Officers, Directors or partners of the Fund or its investment adviser individually own or would own, directly or beneficially, more than 1/2 of 1 per cent of the securi-ties of such issuer, and (ii) in the aggregate such persons own or would own more than 5% of such securities;

    10) Make loans except (i) by purchasing bonds, debentures or similar ob-ligations (including repurchase agreements, subject to the limitation de-scribed in (6) above) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the Investment Company Act or the Rules and Regulations or interpretations of the Securities and Exchange Commission thereunder;

    11) Pledge, mortgage, or hypothecate any of its assets to an extent greater than 5% of its total assets; and

    12) Invest more than 25% of the value of its total assets in any one in-dustry.

  Notwithstanding these limitations, the Fund may own all or any portion of the securities of, or make loans to, or contribute to the costs or other fi-nancial requirements of any company which will be wholly owned by the Fund and one or more other investment companies and is primarily engaged in the busi-ness of providing, at-cost, management, administrative, distribution or re-lated services to the Fund and other investment companies. See "Management of the Fund." As a non-fundamental policy, the Fund will not invest more than 5% of its assets in the securities of companies that, together with predecessors, have been in continuous operation for less than three years.

  The above-mentioned limitations are considered at the time investment secu-rities are purchased.

                              PURCHASE OF SHARES

  The Fund reserves the right in its sole discretion (i) to suspend the offer-ings of its shares, (ii) to reject purchase and exchange purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other re-strictions on initial and subsequent investments for certain fiduciary ac-counts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

                             REDEMPTION OF SHARES

  The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Com-mission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its as-sets, and (iii) for such other periods as the Commission may permit.

  The Fund has made an election with the Commission to pay in cash all redemp-tions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or l% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Direc-tors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemp-tions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Share Price of the Fund" and a redeeming shareholder would normally incur brokerage expenses if he converted these se-curities to cash.

  No charge is made by the Fund for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securi-ties held by the Fund.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

  The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. The following is a list of Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years. The mailing address of the Fund's Directors and Of-ficers is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, Chairman, Chief
Executive Officer and Director*           JOHN C. SAWHILL, Director
 Chairman, Chief Executive Officer,        President and Chief Executive
 and Director of The Vanguard Group,       Officer of The Nature Conservancy;
 Inc., and of each of the investment       formerly, Director and Senior
 companies in The Vanguard Group;          Partner, McKinsey & Co.; and
 Director of The Mead Corporation          President, New York University;
 and General Accident Insurance.           Director of Pacific Gas and
                                           Electric Company and NACCO
JOHN J. BRENNAN, President & Director*     Industries.
 President and Director of The
 Vanguard Group, Inc., and of each        JAMES O. WELCH, JR., Director
 of the investment companies in The        Retired Chairman of Nabisco Brands,
 Vanguard Group.                           Inc., retired Vice Chairman and
                                           Director of RJR Nabisco; Director
ROBERT E. CAWTHORN, Director               of TECO Energy, Inc.
 Chairman of Rhone-Poulenc Rorer,
 Inc.; Director of Sun Company, Inc.      J. LAWRENCE WILSON, Director
                                           Chairman and Chief Executive
BARBARA BARNES HAUPTFUHRER, Director       Officer of Rohm & Haas Company;
 Director of The Great Atlantic and        Director of Cummins Engine Company,
 Pacific Tea Company, ALCO Standard        Trustee of Vanderbilt University
 Corp., Raytheon Company, Knight-          and the Culver Educational
 Ridder, Inc., and Massachusetts           Foundation.
 Mutual Life Insurance Co. and
 Trustee Emerita of Wellesley             RAYMOND J. KLAPINSKY, Secretary*
 College.                                  Senior Vice President and Secretary
                                           of The Vanguard Group, Inc.;
BRUCE K. MACLAURY, Director                Secretary of each of the investment
 President, The Brookings                  companies in The Vanguard Group.
 Institution; Director of American
 Express Bank, Ltd., The St. Paul         RICHARD F. HYLAND, Treasurer*
 Companies, Inc. and Scott Paper           Treasurer of The Vanguard Group,
 Company.                                  Inc. and of each of the investment
                                           companies in The Vanguard Group.
BURTON G. MALKIEL, Director
 Chemical Bank Chairman's Professor       KAREN E. WEST, Controller*
 of Economics, Princeton University;       Vice President of The Vanguard
 Director of Prudential Insurance          Group, Inc.; Controller of each of
 Co. of America, Amdahl Corporation,       the investment companies in The
 Baker Fentress & Co., The Jeffrey         Vanguard Group.
 Co. and Southern New England              --------
 Communications Company.                   *Officers of the Fund are "inter-
                                           ested persons" as defined in the
ALFRED M. RANKIN, JR., Director            Investment Company Act of 1940.
 Chairman, President, and Chief
 Executive Officer of NACCO
 Industries, Inc.; Director of The
 BFGoodrich Company, The Standard
 Products Company and The Reliance
 Electric Company.

  Vanguard/PRIMECAP Fund is a member of The Vanguard Group of Investment Com-panies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at cost virtu-ally all of their corporate management, administrative and distribution serv-ices. Vanguard also provides investment advisory services on an at-cost basis to certain of the Vanguard Funds.

  Vanguard employs a supporting staff of management and administrative person-nel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's net expenses which are allocated among the Funds under methods approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees.

  The Fund's officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external ad-viser for the Funds.

  The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to pre-vent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are per-mitted to engage in personal securities transactions. However, such transac-tions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.

  The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts of which each of the Funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At December 31, 1994, the Fund had contributed capital of $229,000 to Vanguard, represent-ing 1.1% of Vanguard's capitalization. The Fund's Service Agreement provides as follows: (a) each Vanguard Fund may invest up to .40% of its current assets in Vanguard, and (b) there is no other limitation on the amount that each Van-guard Fund may contribute to Vanguard's capitalization.

MANAGEMENT

  Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships;
(6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended December 31, 1994, the Fund's share of Vanguard's actual net costs of opera-tion relating to management and administrative services (including transfer agency) totaled approximately $2,965,000.

DISTRIBUTION

  Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of Van-guard, acts as Sales Agent for the shares of the Funds in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.

  The principal distribution expenses are for advertising, promotional materi-als and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

  One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon relative net assets. The remaining one half of those expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contri-bution for distribution expenses of a marketing and promotional nature shall exceed 125% of average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the fiscal year ended December 31, 1994, the Fund paid approximately $184,000 of the Group's distribution and marketing expenses.

INVESTMENT ADVISORY SERVICES

  Vanguard provides Vanguard Money Market Reserves, Vanguard Institutional Money Market Portfolio, Vanguard Admiral Funds, Vanguard Municipal Bond Fund, the several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard In-stitutional Index Fund, Vanguard Bond Index Fund, several Portfolios of Van-guard Variable Insurance Fund, Vanguard California Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard New York Insured Tax Fund, Vanguard Ohio Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard Balanced Index Fund, Vanguard Tax-Managed Fund, Vanguard Index Trust, Vanguard International Equity Index Fund a portion of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund as well as sev-eral indexed separate accounts with investment advisory services. These serv-ices are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services.

REMUNERATION OF DIRECTORS AND OFFICERS

  The Fund pays each Director, who is not also an Officer, an annual fee plus a proportionate share of travel and other expenses incurred in attending Board meetings. During the year ended December 31, 1994 the Fund paid approximately $5,000 in fees to its non-interested Directors. Directors who are also Offi-cers receive no remuneration for their services as Directors. The Fund's Offi-cers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund (and each other Fund in the Group), for its proportionate share of Offi-cers' and employees' salaries and retirement benefits. The Fund's proportion-ate share of remuneration paid by Vanguard (and reimbursed by the Fund) during the fiscal year to all Officers of the Fund, as a group, was approximately $44,362.

  Directors who are not Officers are paid an annual fee based on the number of years of service on the Board upon retirement. The fee is equal to $1,000 for each year of service (up to fifteen years) and each investment company member of the Vanguard Group contributes a proportionate amount to this fee based on its relative net assets. Under its Retirement Plan, Vanguard contributes annu-ally an amount equal to 10% of each eligible officer's annual compensation plus 5.7% of that part of an eligible officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. Un-der its Thrift Plan, all eligible officers are permitted to make pre-tax con-tributions in an amount up to 4% of total compensation, subject to federal tax limitations, which are matched by Vanguard on a 100% basis. The Fund's propor-tionate share of retirement contributions made by Vanguard under its retire-ment and thrift plans on behalf of all Officers of the Fund, as a group, dur-ing the 1994 fiscal year was approximately $6,600.

  The following table provides detailed information with respect to the amounts paid or accrued for the Directors for the fiscal year ended December 31, 1994.

                            VANGUARD/PRIMECAP FUND
                              COMPENSATION TABLE

                                                                       TOTAL
                                             PENSION OR             COMPENSATION
                                             RETIREMENT  ESTIMATED    FROM ALL
                                              BENEFITS     ANNUAL     VANGUARD
                                AGGREGATE    ACCRUED AS   BENEFITS   FUNDS PAID
                               COMPENSATION PART OF FUND    UPON         TO
NAMES OF DIRECTORS              FROM FUND     EXPENSES   RETIREMENT DIRECTORS(2)
------------------             ------------ ------------ ---------- ------------
John C. Bogle(1)..............      --           --           --          --
John J. Brennan(1)............      --           --           --          --
Barbara Barnes Hauptfuhrer....     $391         $107      $15,000     $50,000
Robert E. Cawthorn............     $391         $ 76      $13,000     $50,000
Bruce K. MacLaury.............     $435         $110      $12,000     $45,000
Burton G. Malkiel.............     $391         $ 45      $15,000     $50,000
Alfred M. Rankin, Jr..........     $391         $ 20      $15,000     $50,000
John C. Sawhill...............     $391         $ 38      $15,000     $50,000
James O. Welch, Jr............     $375         $ 67      $15,000     $48,000
J. Lawrence Wilson............     $383         $ 27      $15,000     $49,000

--------
(1) As "Interested Directors," Messrs. Bogle and Brennan receive no compensation for their service as Directors.
(2) The amounts reported in this column reflect the total compensation paid to each Director for their service as Director or Trustee of 33 Vanguard Funds (26 in the case of Mr. MacLaury).

                            YIELD AND TOTAL RETURN

  The yield of the Fund for the 30-day period ended December 31, 1994 was 1.10%.

  The average annual total return of the Fund for the one- and five-year peri-ods ended December 31, 1994 and the period since the Fund's inception (11/1/84) was +11.41%, +13.15% and +15.54%, respectively. Total return is com-puted by finding the average compounded rate of return over the periods set forth above that would equate an initial amount invested at the beginning of the period to the ending redeemable value of the investment.

                             PERFORMANCE MEASURES

  Each of the investment company members of the Vanguard Group, including Van-guard/ PRIMECAP Fund, may, from time to time, use one or more of the following unmanaged indices for comparative performance purposes.

  STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX--is a well diversified list of 500 companies representing the U.S. Stock Market.

  WILSHIRE 5000 EQUITY INDEXES--consists of more than 6,000 common equity se-curities, covering all stocks in the U.S. for which daily pricing is avail-able.

  WILSHIRE 4500 EQUITY INDEX--consists of all stocks in the Wilshire 5000 ex-cept for the 500 stocks in the Standard and Poor's 500 Index.

  MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

  GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 67 bonds and 33 preferreds. The original list of names was generated by screening for convert-ible issues of 100 million or greater in market capitalization. The index is priced monthly.

  SALOMON BROTHERS GNMA INDEX--includes pools of mortgages originated by pri-vate lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

  SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX--consists of publicly is-sued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

  LEHMAN LONG-TERM TREASURY BOND--is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

  MERRILL LYNCH CORPORATE & GOVERNMENT BOND--consists of over 4,500 U.S. trea-sury, agency and investment grade corporate bonds.

  LEHMAN CORPORATE (BAA) BOND INDEX--all publicly offered fixed-rate, noncon-vertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

  BOND BUYER MUNICIPAL INDEX (20 YEAR) BOND--is a yield index on current-cou-pon high grade general-obligation municipal bonds.

  STANDARD & POOR'S PREFERRED INDEX--is a yield index based upon the average yield for four high grade, non-callable preferred stock issues.

  NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not in-clude income.

  COMPOSITE INDEX--70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

  COMPOSITE INDEX--35% Standard & Poor's 500 Index and 65% Salomon Brothers High Grade Bond Index.

  COMPOSITE INDEX--65% Standard & Poor's 500 Index, 35% Salomon Brothers High Grade Bond Index.

  LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market weighted index that con-tains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.

  LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities be-tween 1 and 5 years. The index has a market value of over $1.3 trillion.

  LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX-- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $600 billion.

  LEHMAN BROTHERS MUTUAL FUND LONG (10+) GOVERNMENT/CORPORATE INDEX--is a mar-ket weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

  Advertisements which refer to the use of the Fund as a potential investment for Individual Retirement Accounts may quote a total return based upon com-pounding of dividends on which it is presumed no Federal income tax applies.

  In assessing such comparisons of yields, an investor should keep in mind that the composition of the investments in the reported averages is not iden-tical to the Fund's portfolio and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to cal-culate its yield. In addition there can be no assurance that the Fund will continue its performance as compared to such other averages.

                         INVESTMENT ADVISORY SERVICES

  The Fund employs PRIMECAP Management Company (the "Adviser") under an in-vestment advisory agreement dated as of May 1, 1993 to manage the investment and reinvestment of the assets of the Fund and to continuously review, super-vise and administer the Fund's investment program. The Adviser discharges its responsibilities subject to the control of the officers and Directors of the Fund.

  The Fund pays the Adviser an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual per-centage rates, to the Fund's average month-end net assets for the quarter:

   NET ASSETS                                                              RATE
   ----------                                                              -----
   First $25 million...................................................... .750%
   Next $225 million...................................................... .500%
   Next $250 million...................................................... .375%
   Over $500 million...................................................... .250%

  During the fiscal years ended December 31, 1992, 1993 and 1994, the Fund paid investment advisory fees of approximately $2,407,000, $2,854,000 and $3,882,000, respectively.

  The agreement will continue until April 30, 1995 and will be renewable thereafter for successive one-year periods, only if each renewal is specifi-cally approved by a vote of the Fund's Board of Directors, including the af-firmative votes of a majority of the Directors who are not parties to the con-tract or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approv-al. In addition, the question of continuance of the Agreement may be presented to the shareholders of the Fund; in such event, such continuance shall be ef-fected only if approved by the affirmative vote of a majority of the outstand-ing voting securities of the Fund. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) either by vote of the Board of Directors of the Fund or by vote of its outstanding vot-ing securities on 60 days' written notice to the Adviser, or (2) by the Ad-viser upon 90 days' written notice to the Fund.

  The Fund's Board of Directors may, without the approval of shareholders, provide for:

    (i) The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser;

    (ii) A change in the terms of an advisory agreement; and

    (iii) The continued employment of an existing adviser on the same advi-sory contract terms where a contract has been assigned because of a change in control of the adviser.

  Any such change will only be made upon not less than 30 days' prior written notice to shareholders, which shall include the information concerning the adviser that would have normally been included in a proxy statement.

  Because the Adviser provides only investment advisory services to the Fund and has no control over the Fund's expenses, the Adviser has not undertaken to guarantee expenses of the Fund. The officers of the Fund have worked out alternative arrangements with state authorities which do not require an expense guarantee.

  The Adviser is a California corporation whose outstanding shares are owned by its directors and officers. The directors of the corporation and the offices they currently hold are: Howard Bernard Schow, Chairman, Mitchell John Milias, President and Treasurer, and Theofanis Anastasios Kolokotrones, Senior Vice President and Secretary.

                            PORTFOLIO TRANSACTIONS

  The investment advisory agreement authorizes the Adviser (with the approval of the Fund's Board of Directors) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and di-rects the Adviser to use its best efforts to obtain the best available price and most favorable execution as to all transactions for the Fund. The Adviser has undertaken to execute each investment transaction at a price and commis-sion which provides the most favorable total cost or proceeds reasonably ob-tainable under the circumstances.

  In placing portfolio transactions, the Adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund and/or the Adviser. The Adviser considers such information useful in the performance of its obligations under the agreement, but is unable to determine the amount by which such services may reduce its expenses.

  The investment advisory agreement also incorporates the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Directors, the Adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for ef-fecting the same transaction; provided that such commission is deemed reason-able in terms of either that particular transaction or the overall responsi-bilities of the Adviser to the Fund.

  Currently, it is the Fund's policy that the Adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that other-wise might not be available. The Adviser will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the Adviser and/or the Fund. However, the Adviser has informed the Fund that it will not pay higher commission rates specifically for the purpose of obtaining research services.

  Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be through such firms. However, the Fund may place portfolio orders with qualified broker-dealers who recommend the Fund to other clients, or who act as agent in the purchase of the Fund's shares for their clients, and may, when a number of brokers and dealers can provide comparable best price and execution on a particular transaction, consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.

  During the fiscal years ended December 31, 1992, 1993 and 1994, the Fund paid approximately $332,976, $315,112 and $815,001 in brokerage commissions, respectively.

  Some securities considered for investment by the Fund may also be appropriate for other clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients serviced by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the Fund and such other clients in a manner deemed equitable by the Adviser.

                              INVESTMENT POLICIES

FUTURES CONTRACTS AND OPTIONS

  The Fund may enter into futures contracts, options, and options on futures contracts for several reasons: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and under-lying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

  Although futures contracts by their terms call for actual delivery or ac-ceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Clos-ing out an open futures position is done by taking an opposite position ("buy-ing" a contract which has previously been "sold," or "selling" a contract pre-viously purchased) in an identical contract to terminate the position. Broker-age commissions are incurred when a futures contract is bought or sold.

  Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure comple-tion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Bro-kers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold which may range upward from less than 5% of the value of the contract being traded.

  After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the con-tract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

  Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavor-able changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctua-tions in the prices of underlying securities. The Fund intends to use futures contracts only for bonafide hedging purposes.

  Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions. The Fund will only sell futures contracts to protect securities it owns against price de-clines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures con-tracts.

  Although techniques other than the sale and purchase of futures contracts could be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

  The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addi-tion, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would ex-ceed 20% of the Fund's total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

  Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assur-ance that a liquid secondary market will exist for any particular futures con-tract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell port-folio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make deliv-ery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge it.

  The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. The principal futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange.

  The risk of loss in trading futures contracts in some strategies can be sub-stantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and sub-stantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund also bears the risk that the Adviser will incorrectly predict market trends. However, because the futures strategies of the Fund are engaged in only for hedging purposes, the Adviser does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

  Utilization of futures transactions by the Fund does involve the risk of im-perfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or re-lated option. Additionally, investments in futures contracts and options in-volve the risk that the investment adviser will incorrectly predict stock mar-ket trends.

  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfa-vorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

  The Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts held as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Fund may be required to defer the recognition of losses on futures contracts to the extent of any un-recognized gains on related positions held by the Fund.

  In order for the Fund to continue to qualify for Federal income tax treat-ment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, inter-est, income derived from loans of securities, gains from the sale of securi-ties or foreign currencies, or other income derived with respect to the Fund's business of investing in securities. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of futures contracts beyond the time when it would oth-erwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on sales of securities held less than three months for the purpose of the 30% test.

  The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transac-tions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the distributions.

                             FINANCIAL STATEMENTS

  The Fund's Financial Statements for the year ended December 31, 1994, in-cluding the financial highlights for each of the five years in the period ended December 31, 1994, appearing in the Vanguard/PRIMECAP Fund's 1994 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, inde-pendent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund's 1994 Annual Report to Shareholders is enclosed with this Statement of Additional Information.